AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	First Quarter		Percent
	2025	2024	Change
Operating Revenues
Service	$25,138	$24,842	1.2%
Equipment	5,488	5,186	5.8%
Total Operating Revenues	30,626	30,028	2.0%

Operating Expenses
Cost of revenues
Equipment	5,694	5,143	10.7%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,339	6,811	(6.9)%
Selling, general and administrative	7,145	7,021	1.8%
Asset impairments and abandonments and restructuring	504	159	—%
Depreciation and amortization	5,190	5,047	2.8%
Total Operating Expenses	24,872	24,181	2.9%
Operating Income	5,754	5,847	(1.6)%
Interest Expense	1,658	1,724	(3.8)%
Equity in Net Income of Affiliates	1,440	295	—%
Other Income (Expense) — Net	455	451	0.9%
Income Before Income Taxes	5,991	4,869	23.0%
Income Tax Expense	1,299	1,118	16.2%
Net Income	4,692	3,751	25.1%
Net Income Attributable to Noncontrolling Interest	(341)	(306)	(11.4)%
Net Income Attributable to AT&T	$4,351	$3,445	26.3%
Preferred Stock Dividends and Redemption Gain	44	(50)	—%
Net Income Attributable to Common Stock	$4,395	$3,395	29.5%

Basic Earnings Per Share Attributable to Common Stock	$0.61	$0.47	29.8%
Weighted Average Common Shares Outstanding (000,000)	7,213	7,192	0.3%
Diluted Earnings Per Share Attributable to Common Stock	$0.61	$0.47	29.8%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,223	7,193	0.4%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
	Mar. 31,	Dec. 31,
	2025	2024
Assets	(Unaudited)
Current Assets
Cash and cash equivalents	$6,885	$3,298
Accounts receivable – net of related allowances for credit loss of $357 and $375	9,228	9,638
Inventories	2,593	2,270
Prepaid and other current assets	15,074	15,962
Total current assets	33,780	31,168
Property, Plant and Equipment – Net	128,453	128,871
Goodwill – Net	63,432	63,432
Licenses – Net	127,344	127,035
Other Intangible Assets – Net	5,255	5,255
Investments in and Advances to Equity Affiliates	942	295
Operating Lease Right-Of-Use Assets	21,006	20,909
Other Assets	17,255	17,830
Total Assets	$397,467	$394,795
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$8,902	$5,089
Accounts payable and accrued liabilities	33,113	35,657
Advanced billings and customer deposits	3,951	4,099
Dividends payable	2,033	2,027
Total current liabilities	47,999	46,872
Long-Term Debt	117,259	118,443
Deferred Credits and Other Noncurrent Liabilities
Noncurrent deferred tax liabilities	59,144	58,939
Postemployment benefit obligation	9,040	9,025
Operating lease liabilities	17,433	17,391
Other noncurrent liabilities	24,753	23,900
Total deferred credits and other noncurrent liabilities	110,370	109,255
Redeemable Noncontrolling Interest	1,981	1,980
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	106,302	109,108
Retained earnings	4,215	1,871
Treasury stock	(14,252)	(15,023)
Accumulated other comprehensive income (loss)	(142)	795
Noncontrolling interest	16,114	13,873
Total stockholders’ equity	119,858	118,245
Total Liabilities and Stockholders’ Equity	$397,467	$394,795

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	First Quarter
	2025	2024
Operating Activities
Net income	$4,692	$3,751
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,190	5,047
Provision for uncollectible accounts	516	472
Asset impairments and abandonments and restructuring	504	159
Pension and postretirement benefit expense (credit)	(397)	(471)
Net (gain) loss on investments	81	201
Changes in operating assets and liabilities:
Receivables	15	512
Equipment installment receivables and related sales	1,212	24
Contract asset and cost deferral	(147)	101
Inventories, prepaid and other current assets	(661)	(24)
Accounts payable and other accrued liabilities	(3,297)	(3,419)
Changes in income taxes	1,285	1,141
Postretirement claims and contributions	(68)	(54)
Other - net	124	107
Total adjustments	4,357	3,796
Net Cash Provided by Operating Activities	9,049	7,547

Investing Activities
Capital expenditures	(4,277)	(3,758)
Acquisitions, net of cash acquired	(20)	(211)
Dispositions	11	8
Distributions from DIRECTV in excess of cumulative equity in earnings	—	194
(Purchases), sales and settlements of securities and investments - net	45	1,079
Other - net	(717)	(273)
Net Cash Used in Investing Activities	(4,958)	(2,961)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	—	1,933
Issuance of other short-term borrowings	—	491
Repayment of other short-term borrowings	—	(1,996)
Issuance of long-term debt	2,956	—
Repayment of long-term debt	(1,526)	(4,685)
Payment of vendor financing	(203)	(841)
Redemption of preferred stock	(2,075)	—
Purchase of treasury stock	(218)	(157)
Issuance of treasury stock	17	—
Issuance of preferred interests in subsidiary	2,221	—
Dividends paid	(2,091)	(2,034)
Other - net	366	(526)
Net Cash Used in Financing Activities	(553)	(7,815)
Net increase (decrease) in cash and cash equivalents and restricted cash	3,538	(3,229)
Cash and cash equivalents and restricted cash beginning of year	3,406	6,833
Cash and Cash Equivalents and Restricted Cash End of Period	$6,944	$3,604

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	First Quarter	Percent
2025	2024	Change
Capital expenditures
Purchase of property and equipment	$4,240	$3,721	13.9%
Interest during construction	37	37	—%
Total Capital Expenditures	$4,277	$3,758	13.8%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%
Spectrum acquisitions	1	145	(99.3)%
Interest during construction - spectrum	19	66	(71.2)%
Total Acquisitions	$20	$211	(90.5)%

Cash paid for interest	$1,804	$2,077	(13.1)%

Cash paid for income taxes, net of (refunds)	$11	$(9)	—%

Dividends Declared per Common Share	$0.2775	$0.2775	—%

End of Period Common Shares Outstanding (000,000)	7,196	7,170	0.4%
Debt Ratio	50.9%	52.4%	(150)	BP
Total Employees	139,970	148,290	(5.6)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline and Consumer Wireline.

Segment Results
Dollars in millions
Unaudited	First Quarter	Percent
2025	2024	Change
Segment Operating Revenues
Mobility	$21,570	$20,594	4.7%
Business Wireline	4,468	4,913	(9.1)%
Consumer Wireline	3,522	3,350	5.1%
Total Segment Operating Revenues	29,560	28,857	2.4%

Segment Operating Income (Loss)
Mobility	6,740	6,468	4.2%
Business Wireline	(98)	64	—%
Consumer Wireline	349	213	63.8%
Total Segment Operating Income	$6,991	$6,745	3.6%

Operating Income Margin	23.7%	23.4%	30	BP

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	First Quarter	Percent
2025	2024	Change
Operating Revenues
Service	$16,651	$15,994	4.1%
Equipment	4,919	4,600	6.9%
Total Operating Revenues	21,570	20,594	4.7%

Operating Expenses
Operations and support	12,304	11,639	5.7%
Depreciation and amortization	2,526	2,487	1.6%
Total Operating Expenses	14,830	14,126	5.0%
Operating Income	$6,740	$6,468	4.2%

Operating Income Margin	31.2%	31.4%	(20)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,	Percent
2025	2024	Change
Mobility Subscribers
Postpaid	89,463	87,450	2.3%
Postpaid phone	73,031	71,558	2.1%
Prepaid	18,955	19,211	(1.3)%
Reseller	9,542	7,852	21.5%
Total Mobility Subscribers	117,960	114,513	3.0%

First Quarter	Percent
2025	2024	Change
Mobility Net Additions
Postpaid Phone Net Additions	324	349	(7.2)%
Total Phone Net Additions	304	350	(13.1)%

Postpaid	290	389	(25.4)%
Prepaid	(34)	1	—%
Reseller	(136)	351	—%
Total Mobility Net Additions[1]	120	741	(83.8)%

Postpaid Churn	0.99%	0.89%	10 BP
Postpaid Phone-Only Churn	0.83%	0.72%	11 BP
[1]Excludes migrations between wireless subscriber categories, including connected devices, and acquisition-related activity during the period.

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services, our fixed wireless access product, traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	First Quarter	Percent
2025	2024	Change
Operating Revenues
Legacy and other transitional services	$2,475	$2,997	(17.4)%
Fiber and advanced connectivity services	1,780	1,703	4.5%
Equipment	213	213	—%
Total Operating Revenues	4,468	4,913	(9.1)%

Operating Expenses
Operations and support	3,068	3,487	(12.0)%
Depreciation and amortization	1,498	1,362	10.0%
Total Operating Expenses	4,566	4,849	(5.8)%
Operating Income (Loss)	$(98)	$64	—%

Operating Income Margin	(2.2)%	1.3%	(350)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide multi-gig services, and AT&T Internet Air (AIA) services, to residential customers in select locations. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	First Quarter			Percent
	2025	2024		Change
Operating Revenues
Broadband	$2,984	$2,722		9.6%
Legacy voice and data services	286	342		(16.4)%
Other service and equipment	252	286		(11.9)%
Total Operating Revenues	3,522	3,350		5.1%

Operating Expenses
Operations and support	2,224	2,256		(1.4)%
Depreciation and amortization	949	881		7.7%
Total Operating Expenses	3,173	3,137		1.1%
Operating Income	$349	$213		63.8%

Operating Income Margin	9.9%	6.4%	350	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,			Percent
	2025	2024		Change
Broadband Connections
Broadband[1]	14,112	13,784		2.4%
Fiber Broadband Connections	9,592	8,559		12.1%

	First Quarter			Percent
	2025	2024		Change
Broadband Net Additions
Broadband Net Additions[1,2]	137	55		—%
Fiber Broadband Net Additions	261	252		3.6%
[1]Includes AIA.
[2]First-quarter 2025 excludes the impact of subscriber disconnections resulting from the termination of AIA services in areas with unfavorable regulatory requirements.

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	First Quarter			Percent
	2025	2024		Change
Operating Revenues
Wireless service	$615	$690		(10.9)%
Wireless equipment	356	373		(4.6)%
Total Segment Operating Revenues	971	1,063		(8.7)%

Operating Expenses
Operations and support	778	883		(11.9)%
Depreciation and amortization	150	177		(15.3)%
Total Segment Operating Expenses	928	1,060		(12.5)%
Operating Income	$43	$3		—%

Operating Income Margin	4.4%	0.3%	410	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,			Percent
	2025	2024		Change
Mexico Wireless Subscribers
Postpaid	5,997	5,352		12.1%
Prepaid	17,376	16,742		3.8%
Reseller	235	365		(35.6)%
Total Mexico Wireless Subscribers	23,608	22,459		5.1%

	First Quarter			Percent
	2025	2024		Change
Mexico Wireless Net Additions
Postpaid	160	116		37.9%
Prepaid	(110)	79		—%
Reseller	(18)	(52)		65.4%
Total Mexico Wireless Net Additions	32	143		(77.6)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
March 31, 2025
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$21,570	$12,304	$2,526	$6,740
Business Wireline	4,468	3,068	1,498	(98)
Consumer Wireline	3,522	2,224	949	349
Total Communications	29,560	17,596	4,973	6,991
Latin America	971	778	150	43
Segment Total	30,531	18,374	5,123	7,034
Corporate and Other
Corporate:
DTV-related retained costs	—	56	50	(106)
Parent administration support	1	439	8	(446)
Securitization fees	28	214	—	(186)
Value portfolio	66	10	—	56
Total Corporate	95	719	58	(682)
Certain significant items	—	589	9	(598)
Total Corporate and Other	95	1,308	67	(1,280)
AT&T Inc.	$30,626	$19,682	$5,190	$5,754

March 31, 2024
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,594	$11,639	$2,487	$6,468
Business Wireline	4,913	3,487	1,362	64
Consumer Wireline	3,350	2,256	881	213
Total Communications	28,857	17,382	4,730	6,745
Latin America	1,063	883	177	3
Segment Total	29,920	18,265	4,907	6,748
Corporate and Other
Corporate:
DTV-related retained costs	—	134	120	(254)
Parent administration support	—	392	1	(393)
Securitization fees	26	165	—	(139)
Value portfolio	82	26	4	52
Total Corporate	108	717	125	(734)
Certain significant items	—	152	15	(167)
Total Corporate and Other	108	869	140	(901)
AT&T Inc.	$30,028	$19,134	$5,047	$5,847